UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2008

HUSKER AG, LLC

(Exact name of registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54048 Highway 20 Plainview, Nebraska	68769
(Address of principal executive offices)	(Zip Code)

(402) 582-4446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors; Appointment of Principal Officers.

On July 8, 2008, Husker Ag, LLC (the “Company”) held its 2008 Annual Meeting of Members. At the meeting, the Company elected five Class I Directors to serve until the 2011 Annual Meeting of Members and until their successors are elected. The five directors elected as Class I Directors, all incumbents, were Robert E. Brummels, Ronald A. Fick, Kent A. Friedrich, James Hall and Walter Kittrell.

After the 2008 Annual Meeting, the Company’s Board of Directors elected officers to serve until the 2009 Annual Meeting and until their successors are elected. Mike Kinney was re-elected as the Company’s Chairman of the Board and President. Kent A. Friedrich was re-elected as the Company’s Vice Chairman of the Board and Vice President. Robert E. Brummels was re-elected as the Company’s Treasurer. James Krause was elected as Secretary of the Company.

The term of the Directors and Officers took effect immediately upon their election.

Item 8.01	Other Events.

Immediately following the 2008 Annual Meeting, the Company held a 2008 Special Meeting of the Members. At the Special Meeting, the members approved each of Proposals 1A – 1F and Proposal 2.

Proposals 1A – 1F provided amendments to the Company’s Second Amended and Restated Operating Agreement to, among other things, reclassify the Company’s original membership units into two classes, as more fully explained in the Special Meeting Proxy Statement. Proposals 1A – 1F required approval by members holding more than two-thirds of the Company’s total outstanding membership units.

Proposal 2 provided an amendment to the Company’s Articles of Organization to change the member approval required to dissolve the Company, as more fully explained in the Proxy Statement. Proposal 2 required the affirmative vote of a majority of the outstanding membership units present in person or by proxy at the Special Meeting. Proposals 1A – 1F will take effect as of the close of business day on Thursday, July 10, 2008. Proposal 2 was effective immediately.

The Table below represents the valid votes received from the Company’s members present in person or by proxy at the Special Meeting:

Proposal	Votes FOR and (%)[1]	Votes AGAINST and (%)[2]	ABSTENTIONS and (%)[3]
1A	22,016 (73.1%)	1,354 (4.5%)	196 (0.6%)
1B	22,262 (73.9%)	1,143 (3.8%)	161 (0.5%)
1C	22,155 (73.5%)	1,194 (4.0%)	207 (0.7%)
1D	22,368 (74.2%)	981 (3.3%)	207 (0.7%)
1E	22,328 (74.1%)	956 (3.2%)	267 (0.9%)
1F	22,188 (73.6%)	1,017 (3.4%)	362 (1.2%)

2	21,609	1,026	36

[1], 2, 3

All percentages for Proposals 1A – 1F are based on the Company’s 30,130 issued and outstanding membership units as of the record date for the Special Meeting. Two-thirds (66.67%) approval was required for Proposals 1A – 1F. Simple majority approval was required for Proposal 2 (majority of membership units represented at the Special Meeting).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: July 9, 2008	By:	/s/ Mike Kinney
Mike Kinney
Chairman of the Board